                                                                   EXHIBIT 10.16



                     NOTE SECURED BY STOCK PLEDGE AGREEMENT

$55,000                                                            July 7, 1993
                                                          Menlo Park, California

            FOR VALUE RECEIVED, the undersigned Maker promises to pay to the order of Geron Corporation (the "Company"), at its principal offices at 200 Constitution Drive, Menlo Park, California 94545, the principal sum of Fifty-Five Thousand Dollars ($55,000), together with interest from the date of this Note upon the terms and conditions specified below.

            1. Principal and Interest. The principal balance of this Note together with interest accrued and unpaid to date shall be due and payable on the earlier of (i) three (3) years from the date of this Note, or (ii) nine (9) months after the closing of an initial public offering of the Company's Common Stock pursuant to a Registration Statement or Form S-1.

            2. Rate of Interest. Interest shall accrue under the Note at a rate equal to Three and Ninety-Five One Hundredths percent (3.95%), compounded annually.

            3. Application of Payments. Each payment shall be made in lawful tender of the United States. Prepayment of principal and accrued interest may be made at any time without penalty.

            4. Events of Acceleration. The entire unpaid principal sum and interest of this Note shall become immediately due and payable upon one or more of the following events:

            A. the failure of the Maker to pay when due under this Note any payment of principal or interest and the continuation of such default for more than thirty (30) days; or

            B. fifteen days following the date the Maker ceases to provide substantial services to the Company; or

            C. the insolvency of the Maker, the commission of any act of bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of any petition in bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of the Maker, or the attachment of or execution against any property or assets of the Maker; or

            D. the occurrence of any event of default under the Stock Pledge Agreement securing this Note or any obligation secured thereby; or

            5. Employment Requirement. The benefits of the interest arrangements under this Note are not transferable by Maker and are conditioned on the future performance of substantial services by the Maker. For purposes of applying the provisions of this Note, the Maker shall be considered to provide substantial services to the Company for so long as the Maker renders services as a full-time employee of the Company or one or more of its 40%-or-more owned (directly or indirectly) subsidiaries.

            6. Security. Payment of this Note shall be secured by that certain Stock Pledge Agreement by Maker of even date herewith covering 240,000 shares of the Company's Common Stock. Maker, however, shall remain personally liable for payment of this note, and assets of the Maker, in addition to the collateral under the Stock Pledge Agreement, may be applied to the satisfaction of the Maker's obligations hereunder.

            7. Certification. The Maker certifies that he reasonably expects to be entitled to and will itemize deductions for federal income tax purposes for each year the Note is outstanding.

            8. Collection. If action is instituted to collect this Note, the Maker promises to pay all costs and expenses (including reasonable attorney fees) incurred in connection with such action.

            9. Waiver. No previous waiver and no failure or delay by the Company in acting with respect to the terms of this Note or the Stock Pledge Agreement shall constitute a waiver of any breach, default, or failure of condition under this Note, Stock Pledge Agreement or the obligations secured thereby. A waiver of any term of this Note, Stock Pledge Agreement or of any of the obligations secured thereby must be made in writing and shall be limited to the express terms of such waiver.

            The Maker waives presentment; demand; notice of dishonor; notice of default or delinquency; notice of acceleration; notice of protest and nonpayment; notice of costs, expenses or losses and interest thereon; notice of interest on interest; and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

            10. Conflicting Agreements. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

            11. Governing Law. This Note shall be construed in accordance with the laws of the State of California.



                                     /s/ Michael D. West
                                     -----------------------------
                                     Maker: Michael D. West




                                       2.

                             STOCK PLEDGE AGREEMENT

            In order to secure payment of that certain Note Secured By Stock Pledge Agreement dated July __, 1993 (the "Note") payable to the order of Geron Corporation ("the Company") having its corporate offices at 200 Constitution Drive, Menlo Park, CA 94545, in the principal amount of Fifty-Five Thousand Dollars ($55,000) which the undersigned delivered in connection with a loan extended to the undersigned by the Company. Such Note is secured by 240,000 shares of the Company's common stock ("Common Stock"). The undersigned hereby grants the Company a security interest in, and assigns, transfers to and pledges with the Company, the following securities and other property:

                    (i) the 240,000 shares of the Company's Common Stock delivered to and deposited with the Company as collateral for the Note;

                    (ii) any and all new, additional or different securities or other property subsequently distributed with respect to the shares identified in subparagraph (i) which are to be delivered to and deposited with the Company pursuant to the requirements of paragraph 3 of this agreement;

                    (iii) any and all other property and money which is delivered to or comes into the possession of the Company pursuant to the terms and provisions of this agreement; and

                    (iv) the proceeds of any sale, exchange or disposition of the property and securities described in subparagraphs (i), (ii) or
        (iii) above.

            All securities, property and money so assigned, transferred to and pledged with the Company shall be herein referred to as the "Collateral" and shall be accompanied by one or more stock power assignments properly endorsed by the undersigned. The Company shall hold the Collateral in accordance with the following terms and provisions:

            1. Warranties. The undersigned hereby warrants that the undersigned is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, adverse claims and other security interests (other than those created hereby).

            2. Rights and Powers. The Company may, without obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

            (a) accept in its discretion, but subject to the applicable limitations of paragraphs 7(c) and 7(e), other property of the undersigned in exchange for all or part of the Collateral and release Collateral to the undersigned to the extent necessary to effect such exchange, and in such event the money, property or securities received in the exchange shall be held by the Company as substitute security for the Note and all other indebtedness secured hereunder;

            (b) perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this agreement; and

            (c) transfer record ownership of the Collateral to the Company or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding event of default under paragraph 8 of this agreement.

            Any action by the Company pursuant to the provisions of this paragraph 2 may be taken without notice to the undersigned. Expenses reasonably incurred in connection with such action shall be payable by the undersigned and form part of the indebtedness secured hereunder as provided in paragraph 10.

            So long as there exists no event of default under paragraph 8 of this agreement, the undersigned may exercise all stockholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral. Accordingly, until such time as an event of default occurs under this agreement, all proxy statements and other stockholder materials pertaining to the Collateral shall be delivered to the undersigned at the address indicated below.

            Any cash sums which the Company may receive in the exercise of its rights and powers under paragraph 2(c) above shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Company deems appropriate. Any remaining cash shall be paid over to the undersigned.

            3. Duty to Deliver. Any new, additional or different securities which may now or hereafter become distributable with respect to the Collateral by reason of (i) any stock dividend, stock split or reclassification of the capital stock of the Company or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Company shall, upon receipt by the undersigned, be promptly delivered to and deposited with the Company as part of the Collateral hereunder. Such securities shall be accompanied by one or more properly-endorsed stock power assignments.

            4. Care of Collateral. The Company shall exercise reasonable care in the custody and preservation of the Collateral, but shall have no obligation to initiate any action with respect to, or otherwise inform the undersigned of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral. The Company shall have no duty to preserve the rights of the undersigned against adverse claims or to protect the Collateral against the possibility of a decline in market value. The Company shall not be obligated to take any action with respect to the Collateral requested by the undersigned unless the request is made in writing and the Company determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

            The Company may at any time release and deliver all or part of the Collateral to the undersigned, and the receipt thereof by the undersigned shall constitute a complete and full acquittance for the Collateral so released and delivered. The Company shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this agreement. However, any and all releases of the Collateral shall be effected in compliance with the applicable limitations of paragraphs 7(c) and 7(e).

            5. Payment of Taxes and Other Charges. The undersigned shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of the undersigned's failure to do so, the Company may at its election pay any or all of such taxes and charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the rate specified in the Note.


                                       2.

            6. Transfer of Collateral. In connection with the transfer or assignment of the Note (whether by negotiation, discount or otherwise), the Company may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Company hereunder with respect to the Collateral so transferred. Upon such transfer, the Company shall be fully discharged from all liability and responsibility for the transferred Collateral.

            7. Release of Collateral. Provided (i) all indebtedness secured hereunder (other than payments not yet due and payable under the Note) shall at the time have been paid in full or cancelled and (ii) there does not otherwise exist any event of default under paragraph 8, the pledged shares of Common Stock, together with any additional Collateral which may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to the undersigned in accordance with the following provisions:

            (a) Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to date, one or more shares of the Common Stock held as Collateral hereunder shall (subject to the applicable limitations of paragraphs 7(c) and 7(e) below) be released to the undersigned within thirty
(30) days after such payment or prepayment. The number of the shares to be so released shall be equal to the number obtained by multiplying (i) the total number of shares of Common Stock held under this agreement at the time of the payment or prepayment, by (ii) a fraction the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment. In no event, however, shall any fractional shares be released.

            (b) Any additional Collateral which may hereafter be pledged and deposited with the Company (pursuant to the requirements of paragraph 3) with respect to the shares of Common Stock pledged hereunder shall be released at the same time the particular shares of Common Stock to which the additional Collateral relates are to be released in accordance with the applicable provisions of paragraph 7(a). Under no circumstances, however, shall any shares of Common Stock or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder.

            (c) In no event, however, shall any shares of Common Stock be released pursuant to the provisions of paragraphs 7(a) or 7(b) if, and to the extent, the fair market value of the Common Stock and all other Collateral which would otherwise remain in pledge hereunder after such release were effected would be less than the unpaid balance of the Note (principal and accrued interest).

            (d) For all valuation purposes under this agreement, the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                    (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                                       3.

                    (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                    (iii) If the Common Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Company's Board of Directors after taking into account such factors as the Board shall deem appropriate.

            (e) In the event the Collateral becomes in whole or in part comprised of "margin securities" within the meaning of Section 207.2(i) of Regulation G of the Federal Reserve Board, then no Collateral shall thereafter be substituted for any new Collateral under the provisions of paragraph 2(a) or be released under paragraph 7(a) or (b), unless there is compliance with each of the following requirements:

                    (i) The substitution or release must not increase the amount by which the indebtedness secured hereunder exceeds the maximum loan value of the shares of Common Stock and other Collateral immediately prior to such substitution or release.

                    (ii) The substitution or release must not cause the amount of indebtedness secured hereunder to exceed the maximum loan value of the shares of Common Stock and any other Collateral remaining after such substitution or release is effected. This clause (ii) requirement will, however, be applicable only if the maximum loan value of such Common Stock and other Collateral prior to the substitution or release equals or exceeds the indebtedness at the time secured hereunder.

                    (iii) For purposes of this paragraph 7(e), the maximum loan value of each item of Collateral shall be determined on the day the substitution or release is to be effected and shall, in the case of the Common Stock and any other Collateral (other than margin securities), equal the good faith loan value thereof (as defined in Section 207.2(e)(1) of Regulation G) and shall, in the case of all margin securities (other than shares of Common Stock), equal fifty percent (50%) of the current market value of such securities.

            8. Events of Default. The occurrence of one or more of the following events shall constitute an event of default under this agreement:

               (a) the failure of the undersigned to pay, the principal and interest, when due under the Note;

               (b) the occurrence of any other acceleration event specified in the Note;

               (c) the failure of the undersigned to perform any obligation imposed upon the undersigned by reason of this agreement; or





                                       4.

               (d) the breach of any warranty of the undersigned contained in this agreement.

            Upon the occurrence of any such event of default, the Company may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

            Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of expenses incurred by the Company in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder. Any surplus proceeds shall be paid over to the undersigned. However, in the event such proceeds prove insufficient to satisfy all obligations of the undersigned under the Note, then the undersigned shall remain personally liable for the resulting deficiency.

            9. Other Remedies. The rights, powers and remedies granted to the Company pursuant to the provisions of this agreement shall be in addition to all rights, powers and remedies granted to the Company under any statute or rule of law. Any forbearance, failure or delay by the Company in exercising any right, power or remedy under this agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Company under this agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Company.

            10. Costs and Expenses. All costs and expenses (including reasonable attorneys fees) incurred by the Company in the exercise or enforcement of any right, power or remedy granted it under this agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of the undersigned payable immediately upon demand and bearing interest until paid at the per annum rate equal to the minimum per annum rate, compounded annually, required to avoid the imputation of interest income to the Company and compensation income to the undersigned under the Federal tax laws.

            11. Applicable Law. This agreement shall be governed by and construed in accordance with the laws of the State of California and shall be binding upon the executors, administrators, heirs and assigns of the undersigned.



                                       5.

            12. Severability. If any provision of this agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this agreement shall be affected thereby.

            IN WITNESS WHEREOF, this agreement has been executed by the undersigned on this ___ day of July 1993.

                                      /s/ Michael D. West
                                      ----------------------------
                                      Michael D. West, Ph.D.

                          Address:    15 Wakefield Court
                                      Belmont, California


Agreed to and Accepted by:

GERON CORPORATION

By: /s/ Jeryl Hilleman
   ----------------------------

Title: Vice President
      -------------------------

Dated: July 2, 1993








                                       6.

                                GERON CORPORATION

               AMENDMENT TO NOTE SECURED BY STOCK PLEDGE AGREEMENT

         This Amendment to Promissory Note is made as of May 20, 1996, by and between Geron Corporation, a Delaware corporation (the "COMPANY") and Dr. Michael D. West ("MAKER") and is entered into with respect to the Note Secured by Stock Pledge Agreement (the "Note") dated as of July 7, 1993, pursuant to which the Company loaned Maker an aggregate principal amount of $55,000 (the "Borrowed Amount").

                                    RECITALS

         WHEREAS, the parties desire to extend the term of the Note to provide that the principal balance under the Note will become due and payable on the earlier of July 7, 1997 or nine months after the closing of an initial public offering of the Company's Common Stock, and to amend the Note to provide that interest shall accrue at the rate of 6% per annum, beginning as of July 8, 1996.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is agreed as follows:

         (a)     Paragraph 1 of the Note is hereby amended to read as follows:

                  "1. Principal and Interest. The principal balance of this Note shall become due and payable on the earlier of
                           (i) nine (9) months after the closing of an initial public offering of the Company's Common Stock or (ii) July 1, 1997. Interest on the principal balance of this Note shall accrue at the rate of 6.00% per annum, compounded annually, beginning as of July 8, 1996."

         (b)      Paragraph 2 is hereby amended to read as follows:

                  "2. Application of Payments. Each payment shall be made in lawful tender of the United States. Prepayment of principal and interest may be made at any time without penalty. Payments shall be credited first to accrued and unpaid interest, with the remainder to principal."

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

GERON CORPORATION                   MAKER

BY: /s/ Geron Corporation           /s/ Michael D. West
    -----------------------         -------------------------------
                                    MICHAEL D. WEST, Ph.D.

TITLE:
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